EXHIBIT 10.2
          EXTENSION AND FOURTH AMENDMENT, dated as of October ___, 2006 (“Fourth Amendment”), to the LOAN AND SECURITY AGREEMENT, dated as of November 1, 2000 (as amended, the “LSA”), between MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”) and HFG HEALTHCO-4 LLC (the “Lender”). Unless otherwise defined herein, terms in the LSA are used herein as therein defined.
          The Providers and the Purchaser wish to extend the LSA, subject to the amendments contained herein, and the Lender has agreed to consent to such extension and amendments.
          Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:
SECTION 1. AMENDMENT TO LSA
          Effective as of the respective Effective Date (as defined below), the LSA is hereby amended as follows:
          1.1 Section 1.05(a) of the LSA is hereby amended by (i) deleting the phrase “the LIBO Rate in effect for the applicable Interest Period plus 2.40%” appearing in the third and fourth lines thereof and (ii) substituting therefor the phrase “LIBOR plus the Applicable Margin.”
          1.2 Section 1.05(c) of the LSA is hereby amended by (i) deleting the figure “0.50%” appearing in the second line thereof and (ii) substituting therefor the figure “0.35%.”
          1.3 Section 1.05(f) of the LSA is hereby amended by (i) deleting such subsection in its entirety and (ii) substituting therefor the following new section 1.05(f):
     “(f) Renewal Fee. In connection with the extension of the Scheduled Maturity Date on (i) October ___, 2006, the Borrower shall pay to the Program Manager a renewal fee of $262,500, which amount is hereby acknowledged by the parties hereto as earned as of the date of this Fourth Amendment and shall in all events be paid in cash on or prior to November 1, 2006.”
          1.4 Section 5.07(a) of the LSA is hereby amended by (i) deleting the date “November 1, 2006” appearing in the third line thereof and (ii) substituting therefor the date “November 1, 2010.”
          1.5 Exhibit I to the LSA is hereby amended by adding the following new defined terms, to be inserted in their appropriate alphabetical order:

     “‘Applicable Margin’ for any Interest Period, means the relevant amount, based on the Debt/EBITDA Ratio (as defined in the RPTA) for the fiscal quarter ended immediately prior to the commencement of such Interest Period, set forth in the table below as the “Applicable Margin”:

Debt/EBITDA Ratio is:	Applicable Margin:
< 1.00:1.00	1.00%
> 1.00:1.00 but <1.50:1.00	1.45%
> 1.50:1.00 but < 2.00:1.00	1.75%
> 2.00:1.00	2.00%”
     “‘LIBOR’ for any Interest Period, means the rate per annum established by the Program Manager two Business Days prior to the first day of each Interest Period based on an annualized 30-day interest rate (calculated on the basis of actual days elapsed over a 360-day year) equal to the offered rate that appears on page 3750 of the Dow Jones Market for U.S. dollar deposits.”
          1.6 Exhibit I to the LSA is hereby amended by (i) deleting the defined term “A/R Fee” thereof and (ii) substituting therefor the following new defined term:
     “‘A/R Fee’ means the account receivable tracking fee, due on the first Business Day of each Month, in an amount equal to:

AORA x	TD	x 0.25%
360
     where:

AORA	=	The average outstanding amount of the Revolving Loan for the prior Month, calculated as the arithmetic average of all daily balances

TD	=	The actual amount of days in such prior Month”
          1.7 Exhibit I to the LSA is hereby amended by (i) deleting the defined term “Early Termination Fee” thereof and (ii) substituting therefor the following new defined term:

     “‘Early Termination Fee’ as a percentage of the Commitment, means (i) from October ___, 2006 until and including November 1, 2007, 1.50%, (ii) from November 2, 2007 until and including November 1, 2008, 1.00%, (iii) from November 2, 2008 until and including November 1, 2009, 0.50%, and (iv) from November 2, 2009 until November 1, 2010, 0.25%.
          1.8 The definition of “Scheduled Maturity Date” appearing in Exhibit I to the LSA is hereby amended by (i) deleting the date“November 1, 2006” appearing in the first line thereof and (ii) substituting therefor the date “November 1, 2010.”
          1.9 Exhibit I to the LSA is hereby amended by deleting the defined term “LIBO Rate” thereof in its entirety.
          1.10 Schedule I to the LSA is hereby amended in its entirety and the Schedule I attached hereto shall be substituted therefor.
          1.11 Schedule IV to the RPTA is hereby amended by adding the following Provider Lockboxes and Provider Lockbox Accounts:

Provider Lockboxes	Bioscrip Pharmacy, Inc.
P.O. Box 874001
Kansas City, MO 64187

Bioscrip Pharmacy, Inc.
P.O. Box 874028
Kansas City, MO 64187

Bioscrip Pharmacy, Inc.
P.O. Box 870745
Kansas City, MO 64187

Provider Lockbox
Accounts:	Bioscrip Pharmacy, Inc.
Account number:
UMB Bank
1010 Grand Boulevard
P.O. Box 419226
Kansas City, MO 64141-6226
ABA #

Bioscrip Pharmacy, Inc.
Account number:
UMB Bank
1010 Grand Boulevard
P.O. Box 419226
Kansas City, MO 64141-6226
ABA #
          SECTION 2. CONDITIONS PRECEDENT
          2.1 Effective Date of this Fourth Amendment. Except as set forth in section 2.2 below, this Fourth Amendment shall become effective at such time when the following conditions have been satisfied in full or waived in writing by the Purchaser and the Lender as its assignee:
     (a) The Lender shall have received fully executed counterparts of this Fourth Amendment; and
     (b) The Lender shall have received fully executed counterparts of the amendment to RPTA being executed on the date hereof, together with evidence of the satisfaction of the conditions precedent set forth therein.
          2.2 Effective Date of Certain Clauses. The amendments set forth in clauses 1.1, 1.2, 1.5, 1.6 and 1.9 hereof shall not be deemed effective until November 1, 2006 (with respect to each such clause hereof, the effective date of such clause as set forth in Sections 2.1 and 2.2 hereof, the “Effective Date”)
          SECTION 3. MISCELLANEOUS
          3.1 The Borrower hereby certifies, represents and warrants that, (i) except as to the matters previously disclosed in the public filings of BioScrip, Inc. (formerly known as MIM Corporation) the representations and warranties in the LSA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of the date initially made,(ii) no unwaived Default or Event of Default has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute a Default or Event of Default, (iii) the Lender has the power and authority to execute and deliver this Fourth Amendment, and (iv) no consent of any other person and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Fourth Amendment, other than such that have been obtained.
          3.2 The terms “Agreement”, “hereof”, “herein” and similar terms as used in the LSA shall mean and refer to, from and after the effectiveness of this Fourth Amendment, the

LSA as amended by this Fourth Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the LSA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.
          3.3 THIS FOURTH AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
          3.4 This Fourth Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MIM FUNDING LLC
By:
Name:
Title:

HFG HEALTHCO-4 LLC By: HFG Healthco-4, Inc., a member
By:
Name:
Title:

SCHEDULE I
ADDRESSES FOR NOTICE
If to the Program Manager:
Healthcare Finance Group, Inc.
199 Water Street, 20th Floor
New York, New York 10038
Attention: David Hyams, Chief Credit Officer
Tel: (212) 785-9212
Fax: (212) 785-8512
If to the Master Servicer:
Healthcare Finance Group, Inc.
199 Water Street, 20th Floor
New York, New York 10038
Attention: David Hyams, Chief Credit Officer
Tel: (212) 785-9212
Fax: (212) 785-8512